Rule 497(e)

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

              First Trust Consumer Discretionary AlphaDEX(R) Fund,
                 First Trust Consumer Staples AlphaDEX(R) Fund,
                      First Trust Energy AlphaDEX(R) Fund,
                    First Trust Financials AlphaDEX(R) Fund,
                    First Trust Health Care AlphaDEX(R) Fund,
           First Trust Industrials/Producer Durables AlphaDEX(R) Fund,
                     First Trust Materials AlphaDEX(R) Fund,
                    First Trust Technology AlphaDEX(R) Fund,
                     First Trust Utilities AlphaDEX(R) Fund
                 (each, a "Fund" and collectively, the "Funds")

              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 28, 2007,

                             DATED NOVEMBER 6, 2008


         The acquisition of the American Stock Exchange LLC ("Amex") by NYSE Euronext was completed on October 1, 2008 (the "Acquisition"). Prior to the Acquisition, the securities of the Funds were listed and traded on Amex. The Funds have completed the requirements to transfer the listing of each Fund's securities from Amex to NYSE Arca, Inc. ("NYSE Arca"), an affiliate of NYSE Euronext, and each Fund's securities are listed and have begun trading on NYSE Arca effective November 6, 2008.

         Prior to the Acquisition, Amex served as the Index Calculation Agent for the Funds. NYSE Arca has assumed the role of Index Calculation Agent for the Funds.

         No assurance can be given as to the continued listing for the life of the securities of each Fund or the liquidity of the trading market for such securities.

         This supplement supercedes the supplement dated October 6, 2008.

              PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE